UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Institutional Financial Markets, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Time, on Wednesday, June 6, 2012, at Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104. The following two proposals were submitted for a vote of the stockholders of the Company at the Annual Meeting:

1.	To elect ten directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified; and

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 12,884,350 shares of common stock and 4,983,557 shares of Series B Voting Non-Convertible Preferred Stock (the “Series B Preferred Shares”). The Company’s common stock and the Series B Preferred Shares vote together on all matters. Of the combined common stock and Series B Preferred Shares, 14,585,029 shares, or 81.7%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1. Each of the following ten directors was elected to the Company’s Board of Directors, to serve until the next annual meeting of stockholders in 2013 or until his successor is duly elected and qualified. The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
Walter T. Beach	8,816,216	165,646	5,603,167
Rodney E. Bennett	8,377,757	604,105	5,603,167
Daniel G. Cohen	8,331,543	650,319	5,603,167
Thomas P. Costello	8,676,586	305,276	5,603,167
G. Steven Dawson	8,364,208	617,654	5,603,167
Joseph M. Donovan	8,564,893	416,969	5,603,167
Jack Haraburda	8,435,280	546,582	5,603,167
Neil S. Subin	8,242,898	738,964	5,603,167
Lance Ullom	8,436,090	545,772	5,603,167
Charles W. Wolcott	8,378,787	603,075	5,603,167

2. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain
14,456,415	116,059	12,555

It was not necessary to adjourn the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: June 7, 2012	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr. Executive Vice President, Chief Financial Officer and Treasurer